UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 22, 2008

United Mortgage Trust
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

000-32409                                                       75-6493585
                      (Commission File Number)                                                                    (I.R.S. Employer Identification Number)

1702 N. Collins Blvd, Suite 100
Richardson, Texas 75080
(Address of Principal Executive Office) (Zip Code)

(214) 237-9305
(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

On August 22, 2008, the Chairman of UMT Holdings, LP, the Advisor to United Mortgage Trust (the “Company”), sent to the Company’s shareholders and to certain broker-dealers a letter (the “Shareholder Letter”) to outline the status of the Company, its business plan and related matters. A copy of the Shareholder Letter is furnished as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

The information, including without limitation all “forward looking statements,” contained in the Shareholder Letter speaks only as of August 22, 2008.

The Shareholder Letter contains, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical fact included in the shareholder letter including, without limitation, statements regarding the Company’s future financial position, business strategy, revenues, earnings, projected dividends, future borrowings, costs, and plans and objectives of management for future operations, are forward looking statements.  In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “intend,” “will,” “expect,” “estimate,” “believe,” “should,” or “plans” or the negative thereof or variations thereon or similar terminology.  The Company cannot provide any assurance that such expectations will prove to have been correct.  Certain factors, including those factors set forth in the Company’s Securities and Exchange Commission filings, could cause the Company’s actual results to differ materially from the Company’s expectations.

Item 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

The following exhibit is included with this Report:

99.1. United Mortgage Trust Shareholder Letter dated August 22, 2008 (solely furnished and not filed herewith pursuant to Item 7.01).

The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    UNITED MORTGAGE TRUST
August 22, 2008                                                                            /S/Christine A. Griffin
                                                                                                         Christine A. Griffin
                                                                                                         President